CONFIDENTIAL TREATMENT REQUESTED.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT 10.03

EXHIBIT D-Amendment

Amendment to  EXHIBIT D of the Advisory Agreement date April 1, 2015, as amended, among OASIS Claughton, LLC, a Delaware limited liability company (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and Claughton Capital LLC, a Florida corporation (the “Trading Advisor”).

NEGOTIATED FEE EXCEPTIONS as of January 23, 2017

Investor Name	Management Fee	Incentive Fee	Effective Date
OASIS RPM Evolving CTA Series	*%	*%	1/23/2017

OASIS Claughton, LLC
By:  R.J. O’Brien Fund Management, LLC
Managing Member

BY:            /s/ Augustine Perrotta
Name: Augustine Perrotta
Title:   CCO

R.J. O’Brien Fund Management, LLC

BY:            /s/ Augustine Perrotta
Name:  Augustine Perrotta
Title:    CCO

Claughton Capital, LLC

BY:             /s/ Eric Schreiber
Name:  Eric Schreiber
Title:    President

 * Confidential material redacted and filed separately with the Commission.

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